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                        ALL-TECH INVESTMENT GROUP, INC.

                     6,250,000 Shares of Common Stock and
              3,125,000 Redeemable Common Stock Purchase Warrants

                            UNDERWRITING AGREEMENT
                            ----------------------



                                                              New York, New York
                                                                __________, 1998





SECURITY CAPITAL TRADING, INC.
 As Representative of the
 several Underwriters named
 in Schedule A
 annexed hereto
520 Madison Avenue
10th Floor
New York, New York 10022

Ladies and Gentlemen:

       All-Tech Investment Group, Inc., a Delaware corporation (the "Company"), confirms its agreement with Security Capital Trading, Inc. ("Security Capital"), each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 12), for whom Security Capital is acting as Representative (in such capacity, Security Capital shall hereinafter be referred to as "you" or the "Representative"), and certain persons named in Schedule B (the "Primary Selling Shareholders"), with respect to the sale by the Company and the Primary Selling Shareholders and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of the Company's common stock, $.001 par value per share ("Common Stock") and redeemable common stock purchase warrants (the "Redeemable Warrants"), each to purchase one share of Common Stock, set forth in Schedule A.

       The aggregate 6,250,000 shares of Common Stock and 3,125,000 Redeemable Warrants will be separately tradable upon issuance and are hereinafter referred to as the "Firm Securities." Unless previously redeemed by the Company, each Redeemable Warrant is exercisable to purchase, at any time commencing ________, 1998 [6 months from the date of prospectus] until 5:30 p.m. New York time on_________, 2003 [30 months after the date of prospectus], one


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share of Common Stock at a price of $___ [150% of the initial public offering price of the Common Stock]. per share, and from such date until 5:30 p.m. New York time on ______, 2003 [60 months after the date hereof], one share of Common Stock at a price of $___ [175% of the initial public offering price of the Common Stock] per share. The Redeemable Warrants may be redeemed by the Company at a redemption price of $.10 per Redeemable Warrant at any time after _________, 1999 on thirty (30) days' prior written notice, provided that the closing sale price of the Common stock equals or exceeds $20.00 per share, for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the notice of redemption, all in accordance with the terms and conditions of the Warrant Agreement (herein defined).

       Upon your request, as provided in Section 3(b) of this Agreement, the Company shall also sell to the Underwriters, acting severally and not jointly, up to an additional 468,750 shares of Common Stock and/or 468,750 Redeemable Warrants and certain persons named in Schedule C (the "Option Selling Shareholders") shall also sell to the Underwriters, acting severally and not jointly, up to an additional 468,750 shares of Common Stock in the aggregate for the purpose of covering over-allotments, if any. Such aggregate 937,500 shares of Common Stock and 468,750 Redeemable Warrants are hereinafter referred to as the "Option Securities." The Firm Securities and, to the extent the over-allotment option is exercised, the Option Securities, are hereinafter collectively referred to as the "Securities." The Company also proposes to issue and sell to you warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement (the "Representative's Warrant Agreement") for the purchase of an additional 625,000 shares of Common Stock and/or 312,500 Redeemable Warrants. The shares of Common Stock and Redeemable Warrants issuable upon exercise of the Representative's Warrants are hereinafter referred to as the "Representative's Securities." The Firm Securities, the Option Securities, the Representative's Warrants and the Representative's Securities (collectively, hereinafter referred to as the "Offering Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

       The Primary Selling Shareholders and the Option Selling Shareholders are hereinafter collectively referred to as the "Selling Shareholders." Each Selling Shareholder has executed and delivered a Letter of Transmittal and Custody Agreement ("Custody Agreement"), a Stock Power ("Stock Power"), and a Power of Attorney ("Power of Attorney") pursuant to which each Selling Shareholder has placed his shares of Common Stock in custody and appointed the persons designated therein with authority to execute and deliver this Agreement on behalf of such Selling Shareholder and to take certain other actions with respect thereto and hereto.

       1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date (as hereinafter defined) and each Option Closing Date (as hereinafter defined), if any, as follows:

          (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1 (No. 333-________), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Offering Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or

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amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters and will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

       (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

       (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided,

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however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in strict conformity with information furnished to the Company in writing with respect to the Underwriters by or on behalf of any Underwriter, expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

       (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Except as set forth in the Prospectus, the Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. The Company has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all applicable federal, state, local and foreign laws, rules and regulations; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

       (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representative's Warrant Agreement, the Warrant Agreement, and as described in the Prospectus. The Offering Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were

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issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Offering Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Offering Securities has been duly and validly taken; and the certificates representing the Offering Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Offering Securities to be sold by the Company and Selling Shareholders hereunder, the Underwriters or the Representative, as the case may be, will acquire good and marketable title to such Offering Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

       (f) The financial statements of the Company, together with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity and the results of operations of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved and such financial statements as are audited have been examined by Wolinetz, Gottlieb & Lafazan, who are independent certified public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. There has been no adverse change or development involving a prospective adverse change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business, or results of operations of the Company, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company, conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information (including, without limitation, any pro forma financial information) set forth in the Prospectus under the headings "Summary Financial Data," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus; and, in the case of pro forma financial information, if any, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The amounts shown as accrued for current and deferred income and other taxes in such financial statements are sufficient for the payment of all accrued and unpaid federal, state, local and foreign income taxes, interest, penalties, assessments or deficiencies applicable to the Company, whether disputed or not, for the applicable period then ended and periods prior thereto; adequate allowance for doubtful accounts has been provided for unindemnified losses due to the operations of the Company; and the statements of income do not contain any items of special or nonrecurring income not earned in the ordinary course of business, except as specified in the notes thereto.

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       (g) The Company (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

       (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Offering Securities, (ii) the sale of shares of Common Stock by the Selling Shareholders, (iii) the purchase by the Underwriters of the Firm Securities and the Option Securities from the Company and Selling Shareholders and the purchase by the Representative of the Representative's Warrants from the Company, (iv) the consummation by the Company and Selling Shareholders of any of their respective obligations under this Agreement, or the Company's consummation of obligations under the Representative's Warrant Agreement, or the Warrant Agreement, or (v) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

       (i) The Company maintains insurance policies, including, but not limited to, general liability, malpractice and property insurance, which insures each of the Company and its employees, against such losses and risks generally insured against by comparable businesses. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (B) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder, or (C) has failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond, which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

          (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company which (i) questions the validity of the capital stock of the Company, this Agreement, the Warrant Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, the Warrant Agreement or the Representative's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company.

       (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Offering Securities, enter into this Agreement, the Warrant Agreement and the Representative's Warrant Agreement and to consummate the transactions provided for in this

                                       6

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Agreement, the Warrant Agreement and the Representative's Warrant Agreement; and
this Agreement, the Warrant Agreement and the Representative's Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, and none of the Company's issue and sale of the Offering Securities, execution or delivery of this Agreement, the Warrant Agreement or the Representative's
Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (i) the certificate of incorporation or by-laws of the Company, (ii) any license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company is or may be bound or to which its assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

         (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Offering Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Offering Securities, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Firm Securities and the Option Securities, to be sold by the Company and Selling Shareholders hereunder and the Representative's Warrants and Representative's Securities to be sold by the Company.

         (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable against it in accordance with its terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form S-1, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

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         (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any change in the debt (long or short term) or liabilities or material adverse change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operations of the Company.

         (o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, collective bargaining agreement, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected.

         (p) The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any lockout, strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists, or, is imminent.

         (q) The Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code

Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

          (r) Neither the Company, nor any of its employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offering Securities or otherwise.

          (s) Except as otherwise disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, are in dispute so far as known by the Company or are in any conflict with the right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

          (t) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

          (u) Wolinetz, Gottlieb & Lafazan, whose reports are filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

          (v) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which each officer, director and stockholder of the Company and each holder of securities exchangeable or exercisable for or convertible into shares of Common Stock has agreed not to, directly or indirectly, issue, offer, offer to sell, sell, grant any option for the sale or purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than twelve (12) months following the effective date of the Registration Statement (the "Lock-Up Period") without the prior written consent of the Representative and the Company. During the 12 month period commencing on the effective date of the Registration Statement, the Company shall not, without the prior written consent of the

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Representative, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock. The Company will cause the Transfer Agent (as hereinafter defined) to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

          (w) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Offering Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, or any of its officers, directors, stockholders, partners, employees or affiliates, that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

          (x) The Common Stock has been approved for listing on the American Stock Exchange ("Amex").

          (y) None of the Company, nor any of its officers, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (a) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company, or (c) if not continued in the future, might adversely affect the assets, business, condition, financial or otherwise, earnings, position, properties, value, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

          (z) Except as set forth in the Prospectus, no officer, director, stockholder or partner of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which
(A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficiary interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or 5% or greater securityholder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

          (aa) Any certificate signed by any officer of the Company, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          (bb) The minute books of the Company have been made available to the Underwriters and contain a complete summary of all meetings and actions of the directors (including committees thereof) and stockholders of the Company, since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all material respects.

          (cc) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

          (dd) The Company has as of the effective date of the Registration Statement (i) entered into an employment agreement with each of Harvey I. Houtkin and Mark D. Shefts, and in the form filed as Exhibits [10.5], and [10.6], respectively, to the Registration Statement and (ii) purchased term key person insurance on the lives of each of _________________ and ______________ in the amount of $________________ each.

          (ee) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it or any affiliate commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's, or any affiliate's, business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (ff) The Company is not, and upon the issuance and sale of the Offering Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (gg) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; (iv) transactions are recorded as necessary to comply with applicable record-keeping regulations of the NASD and under the applicable Rules and Regulations and (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (hh) The Company has entered into a warrant agreement substantially in the form filed as Exhibit [ ] to the Registration Statement (the "Warrant Agreement") with Continental Stock Transfer & Trust Company, as Warrant Agent, in form and substance satisfactory to the Representative, with respect to the Redeemable Warrants.

       2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents, warrants and covenants to each Underwriter that:

          (a) Such Selling Shareholder has full power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney with __________ as attorney-in-fact (the "Attorney-in-Fact"). All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of the Custody Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Shareholder, have been given. Each of the Custody Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholders in accordance with the terms thereof and hereof; the Attorney-in-Fact, acting alone, is authorized to execute and deliver this Agreement and the certificates referred to in Section ___ hereof on behalf of such Selling Shareholder, to authorize the delivery of those Securities to be sold by such Selling Shareholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Selling Shareholders' Securities or the Stock Power or Powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement, and the Custody Agreement.

          (b) Such Selling Shareholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and Power of Attorney) and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, assign, transfer and deliver such Securities to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Shareholder herein. Upon the delivery of and payment for such Securities hereunder, such Selling Shareholder will deliver good and marketable title thereto, free and clear of all liens, encumbrances and claims whatsoever to the Underwriters.

          (c) On the Closing Date or Option Closing Date, as the case may be, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the shares to be sold by such Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with.

          (d) None of the execution, delivery or performance of this Agreement, the Stock Power or the Custody Agreement nor the consummation of the transactions contemplated hereby or thereby will result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Shareholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, if such Selling Shareholder is a corporation or partnership, the organizational documents of such Selling Shareholder, or, as to all such Selling Shareholders, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its property is bound or affected, or under any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

          (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions on its part contemplated herein and in the Custody Agreement and Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Securities to be sold by such Selling Shareholder.

          (f) Such Selling Shareholder has no knowledge of any material fact or condition not set forth in the Registration Statement or Prospectus which has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Securities proposed to be sold by such Selling Shareholder is not prompted by any such knowledge.

          (g) All information with respect to such Selling Shareholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply with all applicable provisions of the Act and the Rules and Regulations, contains and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (h) To the best knowledge of such Selling Shareholder, the representations and warranties of the Company contained in Section 1 are true and correct.

          (i) Other than as permitted by the Act and the Rules and Regulations, such Selling Shareholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Securities. Such Selling Shareholder has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (j) Certificates in negotiable form for the Securities to be sold hereunder by such Selling Shareholder have been placed in custody, for the purpose of making delivery of such

          (k) under this Agreement, under the Custody Agreement and Power of Attorney which appoints Continental Stock Transfer and Trust Company as custodian (the "Custodian") for each Selling Shareholder. Such Selling Shareholder agrees that the Securities represented by the certificates held in custody for him or it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Underwriters, each other Selling Shareholder and the Company, that the arrangements made by such Selling Shareholder for such custody and the appointment of the Custodian by such Selling Shareholder are irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Shareholder or the occurrence of any other event. If any Selling Shareholder should die, become disabled or incapacitated or is liquidated or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

          (l) There is not pending or threatened against such Selling Shareholder any action, suit or proceeding which (A) questions the validity of this Agreement, the Stock Power, the Power of Attorney, the Custody Agreement or of any action taken or to be taken by such Selling Shareholder pursuant to or in connection with this Agreement, the Stock Power, the Power of Attorney or the Custody Agreement or (B) is required to be disclosed in the Registration Statement which is not so disclosed, and such actions, suits or proceedings as are summarized in the Registration Statement, if any, are accurately summarized.

          (m) Except as set forth in the Prospectuses or waived in connection with the offering of the Offering Securities, such Selling Shareholder does not have any registration rights or other similar rights with respect to any securities of the Company; and such Selling Shareholder does not have any right of first refusal or other similar right to purchase any securities of the Company upon the issuance or sale thereof by the Company or upon the sale thereof by any other shareholder of the Company.

          (n) Any certificate signed by or on behalf of such Selling Shareholder and delivered to the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

       3. Purchase, Sale and Delivery of the Offering Securities.

          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Primary Selling Shareholders agree to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase at a price of $_______ per share [93.5% of the initial public offering price per share of Common Stock] of Common Stock and $______ per share [93.5% of the initial public offering price per Redeemable Warrant] that number of Firm Securities set forth in Schedule A opposite the name of such Underwriter, subject to such adjustment as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 12 hereof.

          (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Option Selling Shareholders hereby grant an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 937,500 shares of Common Stock at a price of $__________ per share [93.5% of the initial public offering price per share of Common Stock] of Common Stock and/or an additional 468,750 Redeemable Warrants at a price of $______ per Redeemable Warrant [93.5% of the initial public offering price per Redeemable Warrant]. The option granted hereby will expire forty-five (45) days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

          (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of Security Capital Trading, Inc. at 520 Madison Avenue, 10th Floor, New York, New York 10022, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on __________, 1998 or at such other time and date as shall be agreed upon by the Representative and the Company, but not less than three (3) nor more than five
(5) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of the Representative or at such other place as shall be agreed upon by the Representative and the Company on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company and the Primary Selling Shareholders or Option Selling Shareholders, as the case may be, for the Firm Securities and the Option Securities, if any, by New York Clearing House funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the Underwriters' portion of Option Securities then being purchased which the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

          (d) On the Closing Date, the Company shall issue and sell to the Representative Representative's Warrants at a purchase price of $.0001 per warrant, which Representative's Warrants shall entitle the holders thereof to purchase an aggregate of 625,000 shares of Common Stock and/or 312,500 Redeemable Warrants. The Representative's Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of the Registration Statement at a price equaling one hundred twenty percent (120%) of the respective initial public offering price of the shares of Common Stock and the Redeemable Warrants. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit __ to the Registration Statement. Payment for the Representative's Warrants shall be made on the Closing Date.


       4. Public Offering of the Securities. As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the Securities (other than to residents of or in any jurisdiction in which qualification of the Securities is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price after distribution of the Securities has been completed to such extent as the Representative, in its sole discretion deems advisable. The Underwriters may enter into one of more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

       5. Covenants and Agreements of the Company and Each Selling Shareholder. The Company covenants and agrees with each of the Underwriters as follows:

          (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Securities by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

          (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representative and confirm the notice in writing
(i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose; (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Offering Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

          (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the effective date of the Registration Statement.

          (d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Offering Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representative or Orrick, Herrington & Sutcliffe LLP ("Underwriters' Counsel") shall object.

          (e) The Company shall endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Offering Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

          (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Offering Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Offering Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

          (g) As soon as practicable, but in any event not later than forty-five (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (ninety (90) days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

          (h) During a period of seven (7) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representative:

                    (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                    (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                    (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                    (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                    (v) every press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs, which was released or prepared by or on behalf of the Company; and

                    (vi) any additional information of a public nature concerning the Company (and any future subsidiary) or its businesses which the Representative may request.

         During such seven-year period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary(ies) are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (i) The Company will maintain a transfer agent and warrant agent ("Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock and Redeemable Warrants.

          (j) The Company will furnish to the Representative or on the Representative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may request.

          (k) On or before the effective date of the Registration Statement, the Company shall provide the Representative with true original copies of duly executed, legally binding and enforceable agreements pursuant to which, for a period of twelve (12) months from the effective date of the Registration Statement, each of the Company's officers, directors and stockholders and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock agrees that it or he or she will not, directly or indirectly, issue, offer to sell, sell, grant an option for the sale or purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior consent of the Representative (collectively, the "Lock-up Agreements"). During the 12 month period commencing on the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Representative, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

          (l) Each Selling Shareholder agrees to deliver to the Representative, on or prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (m) None of the Company, nor any of its officers, directors, stockholders, nor any of its affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

          (n) The Selling Shareholders will not, without the prior written consent of the Representative, make any bid for or purchase any shares of Common Stock or Redeemable Warrants during the six month period commencing on the date hereof.

          (o) As soon as any Selling Shareholder is advised thereof, such Selling Shareholder will advise the Representative and confirm such advice in writing, (1) of receipt by such Selling Shareholder, or by any representative of such Selling Shareholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission relating to the Company or any of the Selling Shareholders in connection with the transactions contemplated by this Agreement and (2) of the happening of any event during the period from and after the effective date that in the judgment of such Selling Shareholder makes any statement made in the Registration Statement or Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (p) The Company shall apply the net proceeds from the sale of the Offering Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

          (q) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

          (r) The Company shall furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Sections 7(j) and 7(k) hereof.

          (s) The Company shall cause the Common Stock and Redeemable Warrants to be quoted on Amex and, for a period of seven (7) years from the date hereof, use its best efforts to maintain the Amex listing of the Common Stock and Redeemable Warrants to the extent outstanding.

          (t) For a period of five (5) years from the Closing Date, the Company shall furnish to the Representative at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock and Redeemable Warrants (ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

          (u) As soon as practicable, (i) but in no event more than five (5) business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Offering Securities and (ii) but in no event more than thirty (30) days after the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

          (v) The Company hereby agrees that it will not, for a period of twelve (12) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or similar arrangement permitting
(i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right (x) at an exercise price that is less than the greater of the public offering price of the Securities set forth herein and the fair market value on the date of grant or sale or (y) to any of its executive officers or directors or to any, direct or indirect, holder of 5% or more of the Common Stock; (ii) the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed the aggregate shares reserved for future issuance under the Company's Stock Option Plan and the Representative's Warrant Agreement (excluding the overallotment option); (iii) the payment for such securities with any form of consideration other than cash; or (iv) the existence of stock appreciation rights, phantom options or similar arrangements.

          (w) Until the completion of the distribution of the Offering Securities, the Company shall not, without the prior written consent of the Representative and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

          (x) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the sale to the public of the Representative's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 (or other appropriate form) for the registration under the Act of the Representative's Securities. The Company further agrees to use its best efforts to file such post-effective amendments to the Registration Statement, as may be necessary, in order to maintain its effectiveness and to keep such Registration Statement effective while any of the Redeemable Warrants or Representative's Warrants remain outstanding.

     6.       Payment of Expenses.

          (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than (i) fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, of the Company under the Warrant Agreement, Representative's Warrant Agreement and of the Selling Shareholders under the Custody Agreement, the Power of Attorney and the Stock Power, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company [and the Selling Shareholders], (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Warrant Agreement, the Representative's Warrant Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, the Custody Agreements, the Stock Powers, the Powers of Attorney and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Offering Securities including, but not limited to, (x) the purchase by the Underwriters of the Firm Securities and the Option Securities and the purchase by the Representative of the Representative's Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, and the consummation by the Selling Shareholders of any of their obligations under this Agreement, the Custody Agreement, the Stock Powers or the Powers of Attorney, and (z) resale of the Firm Securities and the Option Securities by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Offering Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum", the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, fees and disbursements of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia and "tombstone" advertisement expenses (vi) fees and expenses of the Transfer Agent and registrar and all issue and transfer taxes, if any, (vii) applications for assignment of a rating of the Offering Securities by qualified rating agencies, (viii) the fees payable to the Commission and the NASD, (ix) costs and expenses in connection with copyright due diligence expert, and (x) the fees and expenses incurred in connection with the quotation of the Offering Securities on Amex and any other exchange.

          (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 7, Section 10(a) or Section 13, the Company shall reimburse and indemnify the Underwriters for all of their actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 6(c) hereof. The Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees as provided in Section 6(a) above.

          (c) The Company and the Selling Shareholders further agree that, in addition to the expenses payable by the Company pursuant to subsection (a) of this Section 6, they will pay to the Representative on the Closing Date by certified or bank cashier's check or, at the election of the Representative, by deduction from the proceeds of the offering of the Firm Securities, a non-accountable expense allowance equal to 1 1/2% of the gross proceeds received by the Company, and Selling Shareholders from the sale of the Firm Securities, $50,000 of which has been paid to date. In the event the Representative elects to exercise the overallotment option described in
Section 3(b) hereof, the Company and the Selling Shareholders further agree to pay to the Representative on each Option Closing Date, by certified or bank cashier's check, or at the Representative's election, by deduction from the proceeds of the Option Securities purchased on such Option Closing Date, a non-accountable expense allowance equal to 1 1/2% of the gross proceeds received by the Company and Selling Shareholders from the sale of such Option Securities. The Company and Selling Shareholders agree they will pay their respective proportion of the 1 1/2% non-accountable expense allowance for the Firm Securities and Option Securities based on the amount of gross proceeds each receives for the sale of their Firm Securities and/or Options Securities, as the case may be.

     7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and Selling Shareholders herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company and Selling Shareholders made pursuant to the provisions hereof; and the performance by the Company and Selling Shareholders on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 12:00 P.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

          (b) The Representative shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) On or prior to each of the Closing Date and each Option Closing Date, if any, the Representative shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Offering Securities, the Registration Statement, the Prospectus and other related matters as the Representative may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

          (d) At the Closing Date, the Underwriters shall have received the favorable opinion of Sichenzia, Ross & Friedman, LLP, counsel to the Company and Selling Shareholders, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and, the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

               (ii) except as described in the Prospectus, the Company does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

               (iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization", and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue, sell, transfer, purchase or redeem any capital stock, rights, warrants, options or other securities, except for this Agreement, the Warrant Agreement and the Representative's Warrant Agreement and as described in the Prospectus. The Offering Securities and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or any similar rights granted by the Company. The Offering Securities to be sold by the Company hereunder and under the Warrant Agreement and Representative's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Offering Securities has been duly and validly taken; and the certificates representing the Offering Securities are in due and proper form. The Representative's Warrants and Redeemable Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement of the Firm Securities and the Option Securities and the Representative's Warrants to be sold by the Company, the Underwriters and the Representative, respectively, will acquire good and marketable title to the Firm Securities, the Option Securities and the Representative's Warrants free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters of the Firm Securities and the Option Securities from the Company, and the purchase by the Representative of the Representative's Warrants or the Representative's Securities from the Company (C) the consummation by the Company of any of its obligations under this Agreement, the Warrant Agreement or the Representative's Warrant Agreement, or (D) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

               (iv) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened or contemplated under the Act;

               (v) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

               (vi) to the best of such counsel's knowledge, (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent the information required to be shown by Form S-1; (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of the Company or this Agreement, the Warrant Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending, or threatened, against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of a decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement, the Warrant Agreement or the Representative's Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement, the Warrant Agreement or the Representative's Warrant Agreement;

               (vii) the Company has full legal right, power and authority to enter into each of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, and to consummate the transactions provided for therein; and each of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of,
     (A) the certificate of incorporation or by-laws of the Company, (B) any license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

               (viii) no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Firm Securities and the Option Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representative's Warrants, the performance of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, and the transactions contemplated hereby and thereby;

               (ix) the properties and business of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

               (x) the Company is not in breach of, or in default under, any term or provision of any license, contract, collective bargaining agreement, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which the properties or assets (tangible or intangible) of the Company is subject or affected; and the Company is not in violation of any term or provision of its Articles of Incorporation or By-Laws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

               (xi) the statements in the Prospectus under "RISK FACTORS," "THE COMPANY," "BUSINESS," "MANAGEMENT," "PRINCIPAL STOCKHOLDERS," "SELLING SHAREHOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF SECURITIES," and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

               (xii) the Offering Securities have been accepted for quotation on Amex;

               (xiii) the persons listed under the caption "PRINCIPAL AND SELLING STOCKHOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange
     Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

               (xiv) none of the Company, nor any of its officers, stockholders, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have had an adverse effect on the assets, business or operations of the Company, as reflected in any of the financial statements contained in the Registration Statement, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company;

               (xv) no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

               (xvi) except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Offering Securities hereunder or financial consulting arrangements or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

               (xvii) assuming due execution by the parties thereto other than the Company, the Lock-up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

               (xviii) except as described in the Prospectus, the Company does not (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has ever completely or partially withdrawn from a "multiemployer plan";

               (xix) the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba;

               (xx) none of the Company or any of its affiliates shall be subject to the requirements of or shall be deemed an "Investment Company," pursuant to and as defined under, respectively, the Investment Company Act;

               (xxi) to the best knowledge of such counsel and except as described in the Prospectus, the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company), and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's business (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company);

     and the Company's current products, services and processes do not and will not infringe on the patents currently held by third parties;

               (xxii) to the best of our knowledge, after due inquiry, except as described in the Prospectus, the Company is not under any obligation to pay royalties or fees to any third party, with respect to any technology or intellectual properties developed, employed, licensed or used by the Company; and

               (xxiii) each Selling Shareholder has the full right, power and authority to enter into the Underwriting Agreement and the Custody Agreement and to carry out all the terms and provisions thereof;

               (xxiv) the Underwriting Agreement, the Custody Agreement, Stock Power and Power of Attorney have been duly authorized, executed and delivered by each Selling Shareholder and, assuming due authorization, execution and delivery by the Representative and/or Custodian, as applicable, the Underwriting Agreement, the Custody Agreement, Stock Power and Power of Attorney are legal, valid, binding and enforceable agreements or instruments of such Selling Shareholder, except insofar as the indemnification and contribution provisions of the Underwriting Agreement may be limited by public policy concerns and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles;

               (xxv) assuming that (i) the Underwriters have no notice of any adverse claims with respect to the Securities being sold hereunder by such Selling Shareholder, and (ii) the certificates representing the Securities being sold by such Selling Shareholder are delivered to the Underwriters duly endorsed or accompanied by a duly executed assignment separate from the certificate, the delivery by such Selling Shareholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Shareholder against payment therefor as provided herein, will convey good and marketable to such Securities to the several Underwriters, free and clear of all adverse claims; and

               (xxvi) the sale of the Securities to the Underwriters by such Selling Shareholder pursuant to the Underwriting Agreement, the compliance by such Selling Shareholder with the other provisions of the Underwriting Agreement and the Custody Agreement, and the consummation of the other transactions therein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or, to the knowledge of such counsel, any articles of incorporation, by-laws, indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of such Selling Shareholder's properties are bound or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Shareholder.

         Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, and representatives of the independent public accountants for the Company, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or the Prospectus). Such counsel shall further state that its opinions may be relied upon by Underwriters' Counsel in rendering its opinion to the Underwriters.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representatives, Underwriters' Counsel and they are each justified in relying thereon. Any opinion of counsel for the Company shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or any comparable state accord.

          (e) The Underwriters shall have received the favorable opinion of ____________________________________, intellectual property counsel to the
Company, dated the Closing Date, addressed to the Underwriters, in substantially the form attached as Exhibit A to this Agreement.

          (f) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Sichenzia, Ross & Friedman, LLP, in its capacity as counsel to the Company and as counsel to the Selling Shareholders, dated such Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of such Option Closing Date the statements made by Sichenzia, Ross & Friedman, LLP, in their opinion delivered on the Closing Date.

          (g) On or prior to each of the Closing Date and each Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained. -------

          (h) Prior to each of the Closing Date and each Option Closing Date, if any, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, earnings, position, value, properties, results of operations, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is adverse to the Company; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) the Company shall not have issued any securities (other than the Offering Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there has not been any change in the capital stock or any material change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company, or affecting any of its properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, earnings, position, value, properties, results of operations, prospects or financial condition or income of the Company; and
(vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

          (i) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

               (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

               (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

               (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent;
     (b) the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company; (e) the Company has not sustained any loss or damage to its properties or assets, whether or not insured; (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any affiliated party which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the Registration Statement and the Prospectus in this subsection
(h) are to such documents as amended and supplemented at the date of such certificate.

          (j) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

          (k) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from Wolinetz, Gottlieb & Lafazan:

               (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

               (ii) stating that it is their opinion that the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Underwriters may rely upon the opinion of Wolinetz, Gottlieb & Lafazan with respect to the financial statements and supporting schedules included in the Registration Statement;

               (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five
     (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the March 31, 1998 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from March 31, 1998 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of any of the Company or the Subsidiaries, in each case as compared with the corresponding period beginning March 31, 1997, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

               (iv) setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company and the Subsidiaries taken as a whole (including a break-down of commercial paper and notes payable to banks);

               (v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

               (vi) statements as to such other matters incident to the transaction contemplated hereby as the Representative may request;

          (l) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Wolinetz, Gottlieb & Lafazan a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (k) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that Wolinetz, Gottlieb & Lafazan have carried out procedures as specified in clause (v) of subsection (k) of this Section with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

          (m) At the Closing Date and, as to the Option Securities, the Option Closing Date, there shall have been furnished to the Representative an accurate certificate, dated the date of its delivery, signed by the attorney-in-fact on behalf of each of the Selling Shareholders, in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of each of the Selling Shareholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and condition required herein to be performed or complied with by the Selling Shareholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

          (n) On each of the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Representative for the several Underwriters' accounts the appropriate number of Offering Securities.

          (o) No order suspending the sale of the Offering Securities in any jurisdiction designated by the Representative pursuant to subsection (e) of
Section 5 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

          (p) On or before the Closing Date, the Company shall have executed and delivered to the Representative, (i) the Representative's Warrant Agreement substantially in the form filed as Exhibit ____ to the Registration Statement, in final form and substance satisfactory to the Representative, and (ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company.

          (q) On or before the Closing Date, the Firm Securities and Option Securities shall have been duly approved for quotation on Amex, subject to official notice of issuance.

          (r) On or before the Closing Date, there shall have been delivered to the Representative all of the Lock-up Agreements, in form and substance satisfactory to Underwriters' Counsel.

          (s) On or before the Closing Date, the Company shall have executed and delivered to the Representative and the Transfer Agent the Warrant Agreement substantially in the form filed as Exhibit [ ] to the Registration Statement, in final form and substance satisfactory to the Representatives.

     If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

     8. Indemnification.

          (a) The Company and Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each of the Underwriters (for purposes of this Section 8 "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 12 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, suits and litigation in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such claim, action, proceeding, investigation, inquiry, suit or litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Offering Securities; or (iii) in any application or other document or written communication (in this Section 8 collectively called "application") executed by the Company or Selling Shareholders or based upon written information furnished by the Company or Selling Shareholders in any jurisdiction in order to qualify the Offering Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any other securities exchange; (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of the Company or Selling Shareholders contained herein or in any certificate by or on behalf of the Company or Selling Shareholders or any of its officers delivered pursuant hereto, unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in strict conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be. The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company and Selling Shareholders may have at common law or otherwise.

          (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company and Selling Shareholders, as the case may be, each of their directors, each of their officers who has signed the Registration Statement, and each other person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act, to the same extent as the foregoing indemnity from the Company and Selling Shareholders to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company and Selling Shareholders acknowledge that the statements with respect to the public offering of the Firm Securities and the Option Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

          (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any claim, action, suit, investigation, inquiry, proceeding or litigation, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such claim, action, suit, investigation, inquiry, proceeding or litigation is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless
(i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of thereof at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense thereof within a reasonable time after notice of commencement thereof, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense thereof on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one claim, action, suit, investigation, inquiry, proceeding or litigation or separate but similar or related claims, actions, suits, investigations, inquiries, proceedings or litigation in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 8 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim, action, suit, investigation, inquiry, proceeding or litigation effected without its written consent; provided, however, that such consent was not unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit, investigation, inquiry, proceeding or litigation in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit, investigation, inquiry, proceeding or litigation), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit, investigation, inquiry, proceeding or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 8 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Firm Securities and the Option Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company or Selling Shareholders is the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company or Selling Shareholders on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Firm Securities and the Option Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Selling Shareholders, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Firm Securities and the Option Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Company, Selling Shareholders, or the Underwriter within the meaning of the Act, each officer of the Company or Selling Shareholders who has signed the Registration Statement, and each director of the Company or Selling Shareholders shall have the same rights to contribution as the Company, Selling Shareholders, or the Underwriter, as the case may be, subject in each case to this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subsection (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

     9. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Offering Securities to the Underwriters and the Representative, as the case may be.

     10. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its discretion, shall release the Offering Securities for sale to the public; provided, however, that the provisions of Sections 6, 8 and 11 of this Agreement shall at all times be effective. For purposes of this
Section 10, the Offering Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such securities for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Offering Securities.

     11. Termination.

          (a) Subject to subsection (b) of this Section 11, the Representative shall have the right to terminate this Agreement, (i) if any domestic or international event or act or occurrence has materially adversely disrupted, or in the Representative's opinion will in the immediate future materially adversely disrupt, the financial markets; or (ii) if any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Boston Stock Exchange, the Commission or any governmental authority having jurisdiction over such matters; or (iv) if trading of any of the securities of the Company shall have been suspended, or any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by a state or federal authority; or (vii) if a moratorium in foreign exchange trading has been declared; or (viii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the offering, sale and/or delivery of the Offering Securities; or (ix) if there shall have been such a material adverse change in the conditions or prospects of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere, that, in each case, in the Representative's judgment, would make it inadvisable to proceed with the offering, sale and/or delivery of the Offering Securities or
(x) if either Harvey Houtkin or Mark Shefts shall no longer serve the Company in their respective present capacities.

          (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 11(a) or Section 13 hereof the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 6(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representative, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 7, Section 11(a) or Section 13) then, the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 6(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and disbursements, expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 7, 11, 12 and 13 hereof), and whether or not this Agreement is otherwise carried out, the provisions of
Section 6 and Section 8 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

     12. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7, Section 11 or Section 13 hereof) to purchase the Offering Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                    (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                    (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Representative's option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date).

     No action taken pursuant to this Section 12 shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

     In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven (7) days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     13. Default by the Company or Selling Shareholders. If either the Company or any Selling Shareholder shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Offering Securities which it or they are obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Representative's option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to
Section 6, Section 8 and Section 11 hereof. No action taken pursuant to this
Section 13 shall relieve the Company and/or any Selling Shareholder, as the case may be, from liability, if any, in respect of such default.

     14. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative c/o Security Capital Trading, Inc., 520 Madison Avenue, 10th Floor, New York, New York 10022, Attention: Raymond Dirks, Chairman, with a copy to Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103, Attention: Lawrence B. Fisher, Esq. Notices to the Company shall be directed to the Company at 160 Summit Avenue, Montvale, NJ 07645,
Attention: Harvey I. Houtkin, Chief Executive Officer, with a copy to:
Sichenzia, Ross & Friedman, LLP, 135 West 50th Street, 20th Floor, New York, New York 10020, Attention: Richard Friedman, Esq.

     15. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company, the Selling Shareholders and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Offering Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     16. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

     18. Entire Agreement; Amendments. This Agreement, the Warrant Agreement and the Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in writing, signed by the Representative, the Company and the Selling Shareholders.

         If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                         Very truly yours,

                                         ALL-TECH INVESTMENT GROUP, INC.



                                         By:_________________________________
                                            Harvey I. Houtkin
                                            Chief Executive Officer


                                         The Selling Shareholders Named on
                                         Schedule B and C hereto


                                         By:_________________________________
                                            Attorney-In-Fact




Confirmed and accepted as of
the date first above written.


SECURITY CAPITAL TRADING, INC.


For itself and as Representative of the
 several Underwriters named in
 Schedule A hereto.


 By:________________________________
         Ronald Heineman
         President

                                   SCHEDULE A


                                                               Number of
                                      Number of Shares     Redeemable Warrants
Name of Underwriters                   to be Purchased       to be Purchased
--------------------                   ---------------       ---------------

Security Capital Trading, Inc. .....









Total...............................   _______________        ______________
                                          6,250,000              3,125,000

                                   SCHEDULE B
                          PRIMARY SELLING SHAREHOLDERS





Name                                                        Number of Shares
----                                                        ----------------

Total..................................................         625,000

                                   SCHEDULE C
                           OPTION SELLING SHAREHOLDERS





Name                                                        Number of Shares
----                                                        ----------------

Total..................................................          468,750

                                                                       EXHIBIT A


                     [FORM OF INTELLECTUAL PROPERTY OPINION]



                                                       ___________________, 1998



Security Capital Trading, Inc.
520 Madison Avenue, 10th Floor
New York, New York  10022

                  Re:     Public Offering of Securities of
                          All-Tech Investment Group, Inc.
                          -------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel to All-Tech Investment Group, Inc., a Delaware corporation (the "Company"), in connection with the entering into by the Company of that certain Underwriting Agreement by and among Security Capital Trading, Inc., the Company, and certain Selling Shareholders, dated _______, 1998 (the "Underwriting Agreement"). This opinion is provided to you pursuant to Section ___ of the Underwriting Agreement.

                  For the purpose of rendering the opinions set forth below we have reviewed the following (collectively, the "Documents"):

                  (i)      the Underwriting Agreement;

                  (ii) that certain Registration Statement on Form S-1 (Registration No. 333- ____) filed on __________,
                           1998 and all amendments thereto (the "Registration Statement");

                  (iii) a search of the United States Patent and Trademark Office records relevant to ownership of any and all:

                           trademarks, trademark applications, service marks and service mark applications (collectively, the "Marks") (including, without limitation, the Marks listed on Schedule 1 annexed hereto and hereby incorporated by reference herein (collectively, the "Trademarks")), owned, purportedly owned or licensed by the Company (including, those Marks licensed, without limitation, pursuant to the licenses listed on Schedule 2 annexed hereto and hereby incorporated by reference herein (collectively, the "Licenses")), conducted by ______________________________ and certified as true and correct as of _______________________, 1998 (no
                           earlier than 5 days prior to the effective date of the Registration Statement (the "Effective Date");

                  (v) a search of the United States Copyright Office records relevant to ownership of any and all copyrighted material (including, without limitation, the copyright in, or license permitting the Company's actual use of, the material licensed or otherwise distributed by the Company and listed on Schedule 3 annexed hereto and hereby incorporated by reference herein (collectively, the "Copyrighted Material")), owned, purportedly owned or licensed by the Company conducted by _____________________ and certified as true and correct as of __________________, 1998 (no earlier than 5 days prior to the Effective Date);

                  (vi) an intellectual property litigation search with respect to all Trademarks, Licenses and Copyrighted Material, listed on Schedules 1, 2 and 3, respectively;

                  (vii) a search of the Uniform Commercial Code ("UCC") recordation offices, in the following jurisdictions -- [New York, New Jersey, Delaware and ________], with respect to the following two categories of general intangibles:

                           (a) the intellectual property general intangibles of the Company, including, without limitation, the Company's, inventions, know how, trademarks, service marks, copyrights, service and trade names, intellectual property licenses and other rights, and

                           (b) the intellectual property general intangibles licensed to the Company, including, without limitation, inventions, know how, trademarks, service marks, copyrights, service and trade names and other intellectual property rights licensed to the Company pursuant to the Licenses (listed on Schedule 2), said search certified to us as complete and accurate by ________________ and current through ________________________,
                  1998 (no earlier than 5 days prior to the Effective Date) and said jurisdictions being the only jurisdictions in which filing of UCC financing statements or other documents may be filed to effectively evidence a security or other interest in said general intangibles; and

                  (viii) any and all records, documents, instruments and agreements in our possession or under our control relating to the Company.

                  We have also examined such corporate records, documents, instruments and agreements, and inquired into such other matters, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. Whenever our opinion herein is qualified by the phrase "to the best of our knowledge" or "to the best of our knowledge, after due inquiry," such language means that, based upon (i) our inquiries of officers of the Company, (ii) our review of the Documents, and (iii) our review of such other corporate records, documents, instruments and agreements described in the first sentence of this paragraph, we believe that such opinions are factually correct.

                  To the best of our knowledge, as to all matters of fact represented to you by the Company, we advise you that nothing has come to our attention that would cause us to believe that such facts are incorrect, incomplete or misleading or that reliance thereon is not warranted under the circumstances. We call to your attention that our opinion is limited to such facts as they exist on the date hereof and do not take into account any change of circumstances, fact or law subsequent thereto.

                  Based upon and subject to the foregoing, we are of the opinion that:

                           1. To the best of our knowledge, after due inquiry,
                  except as described in the Memorandum, the Company owns or has the right to use, free and clear of all liens, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever,

                           (i) all trademarks and service marks (including, without limitation, the Trademarks),

                           (ii) all copyrights (including, without limitation, the Copyrighted Material),

                           (iii) all service and trade names, and

                           (iv) all intellectual property licenses (including, without limitation, the Licenses),

                  used in, or required for, the conduct of the Company's business.

                          2. To the best of our knowledge, after due inquiry,
                  the Company possesses all material intellectual property licenses or rights used in, or required for, the conduct of its business (including, the Licenses and without limitation, any such licenses or rights described in the Registration Statement as being owned, possessed or licensed by the Company), such licenses and rights are in full force and effect, and the Company's products, methods and services do not infringe any unlicensed intellectual property of any third parties.

                           3. To the best of our knowledge, after due inquiry,
                  there is no claim, action, or opposition pending, threatened or potential, which affects or could affect the rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, or licenses used in, or required for, the conduct of the Company's business, and all trademarks, service marks, copyrights, service names, tradenames and patents, owned or licensed to the Company are valid.

                           4. To the best of our knowledge, after due inquiry,
                  there is no intellectual property based claim or action, pending, threatened or potential, which affects or could affect the rights of the Company with respect to any products, services, processes or licenses, including, without limitation, the Licenses used in the conduct of the Company's business.

                           5. To the best of our knowledge, after due inquiry,
                  except as described in the Registration Statement, the Company is not under any obligation to pay royalties or fees to any third party with respect to any material, technology or intellectual properties developed, employed, licensed or used by the Company.

                           6. To the best of our knowledge, after due inquiry,
                  the statements in the Memorandum under the headings, "Risk Factors - Protection of Intellectual Property" are accurate in all material respects, fairly represent the information disclosed therein and do not omit to state any fact necessary to make the statements made therein complete and accurate.

                           7. To the best of our knowledge, after due inquiry,
                  the statements in the Registration Statement do not contain any untrue statement of a material fact with respect to the intellectual property position of the Company or omit to state any material fact relating to the intellectual property position of the Company which is required to be stated in the Registration Statement or is necessary to make the statements therein not misleading.

                  We call your attention to the fact that the members of this firm are licensed to practice law in the State of ______________ and before the United States Patent and Trademark Office as Registered Patent Attorneys. Accordingly, we express no opinion with respect to the laws, rules and regulations of any jurisdictions other than the State of ___________ and the United States of America.

                  The opinions expressed herein are for the sole benefit of, and may be relied upon only by All-Tech Investment Group, Inc. and Orrick, Herrington & Sutcliffe LLP.

                                                     Very truly yours,